SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: October 7, 2003

BEAZER HOMES USA, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-12822	54-2086934
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Abernathy Road, Suite 1200
Atlanta Georgia 30328

(Address of Principal
Executive Offices)

(770) 829-3700

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Item 7.  Financial Statements and Exhibits.

(c)  Exhibits

99.1                           Press release issued October 6, 2003.

Item 12.  Results of Operations and Financial Condition

On October 6, 2003, Beazer Homes USA, Inc. (the “Company”) reported home orders for the quarterly and annual periods ended September 30, 2003.  A copy of this press release is attached hereto as exhibit 99.1.  For additional information, please see the press release.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEAZER HOMES USA, INC.

Date: October 7, 2003	By:	/s/ Michael T. Rand
Michael T. Rand
Senior Vice President and Corporate Controller